united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 333-264440

Cantor Select Portfolios Trust

(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Services Company

251 Little Falls Drive

Wilmington, DE 19808

New Castle County

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-915-1722

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2022

Item 1. Reports to Stockholders.

(a)

Cantor Growth Equity Fund

Annual Report

September 30, 2022

Management’s Discussion and Analysis (Unaudited)

Market Review

On September 16, 2022, the Delaware Growth Equity Fund (Delaware Fund), a series of Delaware Group Equity Funds IV, reorganized into the Cantor Growth Equity Fund (Cantor Fund), a series of Cantor Select Portfolios Trust. The Delaware Fund transferred its assets to the Cantor Fund on close of business on September 16, 2022. On that date, shareholders received shares of the Cantor Fund equal in aggregate net asset value to their shares of the Delaware Fund. The reorganization was a tax-free transaction to shareholders of the Fund. The Fund’s sub-advisor, Smith Group Asset Management, LLC (Smith), entered into a partnership agreement with Cantor Fitzgerald Investment Advisors, L.P. (Cantor) in July 2021, whereby Cantor now owns 51% of Smith. The partnership agreement did not result in any changes to the portfolio management team managing Delaware Growth Equity Fund. Cantor’s prospective plans to grow Smith’s business through accessing new distribution channels and provide additional financial backing is expected to prove beneficial for the shareholders of the Fund.

The fiscal year 2022 began with U.S. Real GDP looking sequentially stronger in the fourth calendar quarter of 2021, jobless claims were back to healthy levels, ecommerce sales for the holiday-season and brick-and-mortar retail sales were running about 40% and 14%, respectively, ahead of pre-COVID-19 levels. Rising prices were on investors’ lists of concerns and the Federal Reserve was moving away from the word “transitory” to describe their view of inflation, admitting that some of the drivers of price rises had persisted longer than they expected. Yet the market shrugged off concerns and posted a solid double-digit holiday-rally. But the hangover came roaring in January and began what would become three straight quarters of negative stock market returns, as measured by the S&P 500 Index.

While tight supply-chain issues was one source of inflation, albeit a likely transitory one, easy monetary policy along with economic support through the pandemic appeared to be a more persistent source. With central bank tightening on the horizon, investors began to take a harder look at market valuations. And if investors did not have enough to worry about, Russia invaded Ukraine in February. Adding in the possibility of COVID-19 not really going away or becoming endemic, fear of recession became a significant issue for investors around the world.

In the U.S., full blown bear markets are frequently the result of Fed tightening cycles going too far and tilting the domestic economy into recession. Therefore, it is a natural reaction for investors to get skittish when the Fed starts to tighten. There is typically a negative price move in the three-months following the first rate hike, but it is also typically a recovery into positive territory by the end of twelve-months. Equity markets are a forward looking discounting mechanism and the pain felt through the end of this fiscal year could very well be fully discounting a mild recession and the rise in interest rates that the Fed has painstakingly forecast. It does appear that estimates for 2023 earnings remain too high and will need to be adjusted down. But given that price/earnings multiples for the S&P 500 Index are down by more than 25% from peak, further compression is not a foregone conclusion. The labor market continues to show strength and anything beyond a mild recession seems unlikely.

Within the Fund

For the fiscal year ended September 30, 2022, Cantor Growth Equity Fund Institutional Class shares net of fee performance of -23.26% was behind the Fund’s benchmark, the Russell 1000 Growth Index, return of -22.59%.

The Fund’s holdings within the Communication Services and Industrials sectors contributed most to positive relative performance, while the Fund’s positions in the Consumer Discretionary and Information Technology sectors had a negative effect on relative performance. Security selection provided all the negative relative performance, partially offset by sector allocation which had a positive effect on relative performance as the Fund’s underweight exposure to Communication Services and overweight exposure to Industrials both were beneficial contributors.

The Fund holdings in the Communication Services sector delivered the best relative performance to the benchmark with a -39.5% return while in the benchmark the sector returned –43.8%. This was the worst performing sector in the benchmark thus both the sector’s stock selection and the Fund’s underweight allocation at 6.2% versus 10.2% in the benchmark contributed to the positive performance.

●	Meta Platforms, the parent company of Facebook, announced disappointing metrics on earnings, and more importantly subscribers, in February. A disappointed market punished the stock and the Fund sold the position with shares down 41.4% since the beginning of the fiscal year. Shares of the company continued to decline for the rest of the fiscal year, with an additional 34.6% drop, allowing the Fund’s lack of exposure to deliver positive relative performance.

The Industrials sector delivered good relative performance with the Fund’s holdings returning -13.9% compared to a -14.3% return in the benchmark sector. More benefit to performance, however, was delivered by the Fund’s overweight exposure to the sector at 11.6% compared to 6.3% in the benchmark since this was the third best performing sector in the benchmark after Energy and Consumer Staples.

●	EMCOR Group, a construction and facilities services company, delivered four solid quarterly reports during the year with revenues beating expectations by 6% and earnings that came in 2% ahead. Additionally, the company guided for continued strength going forward, propelling the stock to a positive return of 0.8% for the period.

On the negative side, the Fund’s holdings in the Consumer Discretionary and Information Technology sectors were the lagging performers.

The Fund holdings in the Consumer Discretionary sector delivered a worse relative performance than the benchmark with a return of -29.4% compared to the benchmark return in the sector at -23.4%.

●	Tempur Sealy, a global manufacturer of mattresses and other bedding products, reported disappointing news early in the calendar year. The company missed expectations both on revenues and the bottom-line, while also signaling tougher times ahead. Shares dropped 39.2% for the fiscal year before the position was sold out of the Fund, although the stock gained 31.5% for the total holding period.

In the Information Technology sector, the Fund’s holdings posted a quarterly return of -23.8%, worse than the sector return in the benchmark of -21.8%.

●	Apple, the giant consumer technology company, saw its stock deliver a return of -1.5% for the fiscal year as the company continued to deliver solid results. Although it continues to be the Fund’s largest position, the weight of 5.6% is significantly below the 12.0% weight the stock represents in the benchmark. Thus, the underweight in the shares was the largest driver of relative underperformance in the sector.

Outlook

Real GDP growth contracted during the fiscal third quarter, down an annualized -0.6%. This marks the second consecutive negative quarter, which is the common, albeit unofficial, definition of a recession. The Atlanta Fed’s GDPNow forecast for the fiscal year’s fourth quarter currently stands at 2.4%. A year ago markets were beginning to become concerned with a rising inflationary and interest rate environment. It is now clear that inflation is back with a vengeance - the debate is now around how quickly inflation fades, to what level will inflation fade and what are the second order effects on economic growth, corporate earnings and other factors?

Inflationary peak periods (as measured by year over year changes in the Consumer Price Index) have historically signaled trouble for corporate earnings as margins are squeezed by differences in producer prices and consumer prices, rising wages and rising interest rates. Despite the “elevated level” of earnings estimates mentioned above, the fiscal third quarter reporting season (earnings reported during the quarter ended September 30) was quite robust with 78% of S&P 500 companies beating earnings expectations, by an average of 5.5%, and 70% beating revenue estimates, by an average of 2.5%. This equated to year-over-year earnings growth of 8.4% and revenue growth of a staggering 13.6%.

Current market valuations reflect far greater bargains than could be had a year ago. The U.S. economy experienced two consecutive quarters of negative growth and further downturns seem likely. The Fed appears quite vigilant in assuring that inflation should come down, including tolerating a recession to avoid a double top in inflation. The global economy seems headed for a period of below-trend growth as tight monetary policy constrains economic activity. This below trend growth will almost assuredly lead to at least a modest adjustment in the outlook for corporate earnings, but that comes off much lower market multiples than have been seen for quite some time.

Investors should consider the investment objectives, risks, and charges and expenses of the Fund(s) before investing. The prospectus contains this and other information about the Fund and should be read carefully before investing. The prospectus may be obtained at 833-764-2266 or visiting www.cantorgrowthequityfund.com.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SPIC.

Important Risk Information:

Investing involves risk, including loss of principal. There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses. The Fund will be subject to the following principal risks: market risk, growth stock risk, limited number of securities risk, sector risk, company size risk, liquidity risk, active management and selection risk, COVID-19 risk, and cybersecurity risk.

Definitions

P/E (price/earnings) ratio is a valuation ratio of a company’s current share price compared to its earnings per share. In this case, P/E is calculated using consensus forecasted earnings per share for the next 12-months.

The S&P 500 index, is an unmanaged index of the shares of large U.S. corporations. All index performance includes capital appreciation and reinvested dividends and is presented gross of fees.

The Russell 1000 Growth index, is an unmanaged index of the shares of large U.S. corporations. All index performance includes capital appreciation and reinvested dividends and is presented gross of fees.

Consumer Price Index (CPI) The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

Atlanta Federal Reserve GDPNow is not an official forecast of the Atlanta Fed. Rather, it is best viewed as a running estimate of real GDP growth based on available economic data for the current measured quarter. There are no subjective adjustments made to GDPNow—the estimate is based solely on the mathematical results of the model.

CANTOR GROWTH EQUITY FUND
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Cantor Growth Equity Fund - Class A and
the Russell 1000 Growth Index.

The chart above assumes an initial investment of $10,000 made on September 30, 2012 and held through September 30, 2022, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Cantor Growth Equity Fund (the “Fund”) portfolio. Individuals cannot invest directly in an index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-833-764-2266. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA.

CANTOR GROWTH EQUITY FUND
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)(Continued)

Average Annual Total Returns(a) (for the periods ended September 30, 2022)

Cantor Growth Equity Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Excluding sales charges (b)	(23.47%)	9.53%	11.77%	N/A	10/25/2000
Class A Including sales charges (b)	(27.88%)	8.25%	11.10%	N/A	10/25/2000
Institutional Class (c)	(23.26%)	9.85%	N/A%	12.09%	4/1/2013
Class R6 (d)	(23.20%)	9.94%	N/A%	12.19%	4/1/2013
Russell 1000 Growth Index	(22.59%)	12.16%	13.70%	13.62%*

*	The since inception return for Russell 1000 Growth Index is as of 4/1/2013.

(a)	Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares. Expense limitations were in effect for certain classes during some or all of the periods shown. Performance would have been lower had expense limitations not been in effect.

(b)	Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance of Class A shares, excluding sales charges, assumes that no front-end sales charges applied.

(c)	Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Institutional Class shares pay no distribution and service (12b-1) fees.

(d)	Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and or/ sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 share pay no 12b-1 fee.

The Fund’s expense ratios, as described in the most recent prospectus filed September 16, 2022, were 1.04%, 0.79% and 0.71% for Class A, Institutional Class and Class R6, respectively. Cantor Fitzgerald Investment Advisors, L.P. (“the Advisor”) has agreed to waive or reduce its management fees and to assume other expenses of the Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or Sub-Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and 0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively. Please see the “Financial highlights” section in this report for the most recent expense ratios.

CANTOR GROWTH EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2022 (Unaudited)

Sector Diversification

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	5.5%
Microsoft Corporation	4.5%
Autozone, Inc.	3.6%
Cadence Design Systems, Inc.	3.6%
Costco Wholesale Corporation	3.3%
Parker-Hannifin Corporation	3.0%
Ameriprise Financial, Inc.	3.0%
W.R. Berkley Corporation	2.9%
Alphabet, Inc., Class A	2.8%
KLA Corporation	2.8%

CANTOR GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2022
COMMON STOCKS — 98.56%	Shares	Fair Value
Communication Services — 4.77%
Alphabet, Inc., Class A(a)	76,630	$7,329,659
Omnicom Group, Inc.	79,410	5,009,977
		12,339,636
Consumer Discretionary — 15.78%
Amazon.com, Inc.(a)	52,170	5,895,210
AutoZone, Inc.(a)	4,390	9,403,072
Booking Holdings, Inc.(a)	2,990	4,913,198
Lowe’s Companies, Inc.	36,550	6,864,456
SeaWorld Entertainment, Inc.(a)	95,840	4,361,678
Tesla, Inc.(a)	17,070	4,527,818
Ulta Beauty, Inc.(a)	12,070	4,842,363
		40,807,795
Consumer Staples — 5.23%
Albertsons Companies, Inc., Class A	199,730	4,965,288
Costco Wholesale Corporation	18,120	8,557,532
		13,522,820
Energy — 3.07%
Exxon Mobil Corporation	56,930	4,970,558
Marathon Petroleum Corporation	29,750	2,955,068
		7,925,626
Financials — 12.52%
American Express Co.	45,690	6,164,038
Ameriprise Financial, Inc.	30,430	7,666,839
Arch Capital Group Ltd.(a)	144,480	6,579,619
JPMorgan Chase & Co.	43,200	4,514,400
W.R. Berkley Corporation	115,390	7,451,886
		32,376,782
Health Care — 14.61%
Agilent Technologies, Inc.	38,430	4,671,167
Envista Holdings Corporation(a)	170,600	5,597,386
HCA Healthcare, Inc.	30,720	5,646,029
IQVIA Holdings, Inc.(a)	28,770	5,211,398
McKesson Corporation	17,810	6,053,084
Merck & Co., Inc.	56,350	4,852,862
Thermo Fisher Scientific, Inc.	11,300	5,731,247
		37,763,173
Industrials — 12.67%
Clean Harbors, Inc.(a)	59,290	6,520,714
EMCOR Group, Inc.	56,490	6,523,465
Parker-Hannifin Corporation	32,440	7,860,537

CANTOR GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.56 (Continued)	Shares	Fair Value
Industrials — 12.67% (Continued)
United Parcel Service, Inc., Class B	35,430	$5,723,362
United Rentals, Inc.(a)	22,670	6,123,620
		32,751,698
Information Technology — 29.91%
Adobe, Inc.(a)	19,830	5,457,216
Apple, Inc.	103,268	14,271,638
Cadence Design Systems, Inc.(a)	56,970	9,310,607
Fortinet, Inc.(a)	139,760	6,866,409
Gartner, Inc.(a)	22,430	6,206,157
Juniper Networks, Inc.	198,300	5,179,596
KLA Corporation	23,690	7,169,305
Manhattan Associates, Inc.(a)	36,360	4,836,971
Microsoft Corporation	50,260	11,705,553
Qualys, Inc.(a)	45,240	6,306,004
		77,309,456

Total Common Stocks (Cost $225,993,292)		$254,796,986

MONEY MARKET FUNDS — 1.58%	Shares	Fair Value
Fidelity Investments Money Market Funds, Institutional, 2.74%(b) (Cost $4,091,171)	4,091,171	$4,091,171

Total Investments — 100.14%
(Cost $230,084,463)		$258,888,157

Liabilities in Excess of Other Assets — (0.14)%		(354,508)

NET ASSETS — 100.00%		$258,533,649

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022
ASSETS
Investments in securities:
At cost	$230,084,463
At value	$258,888,157
Cash	70,966
Receivable for capital shares sold	9,231
Dividends receivable	129,320
Other assets	26,554
TOTAL ASSETS	259,124,228

LIABILITIES
Payable for capital shares redeemed	71,725
Accrued investment advisory fees, net of waiver	38,148
Accrued shareholder services fees - Class A	46,802
Accrued shareholder services fees - Institutional Class	904
Accrued 12b-1 fees - Class A	23,374
Payable to administrator	250,562
Payable for compliance services	1,725
Other accrued expenses and liabilities	157,339
TOTAL LIABILITIES	590,579

NET ASSETS	$258,533,649

NET ASSETS CONSISTS OF
Paid-in capital	$162,224,986
Accumulated earnings	96,308,663
Net Assets	$258,533,649

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2022
Class A:
Net assets	$253,189,817
Shares of beneficial interest outstanding, unlimited authorization, no par value	26,161,839
Net asset value per share	$9.68
Sales charge	5.75%
Offering price per share, equal to net asset value per share/(1-sales charge)	$10.27

Institutional Class:
Net assets	$5,305,476
Shares of beneficial interest outstanding, unlimited authorization, no par value	523,686
Net asset value per share	$10.13

Class R6:
Net assets	$38,356
Shares of beneficial interest outstanding, unlimited authorization, no par value	3,739
Net asset value per share	$10.26

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022
INVESTMENT INCOME
Dividends	$4,189,632

Expenses:
Advisor fees	3,072,284
12b-1 fees- Class A	1,110,901
Shareholder services fee - Class A	325,645
Shareholder services fee - Institutional Class	21,866
Transfer agent fees	316,277
Administration and accounting fees	113,458
Printing and mailing expense	91,840
Legal fees	35,546
Trustee fees	34,560
Audit and tax services fees	28,085
Custodian fees	25,779
Registration fees	16,496
Compliance services fees	1,725
Insurance expense	1,339
Other fees	33,753
TOTAL EXPENSES	5,229,554
Fees reduced by the Advisor	(42,836)
NET EXPENSES	5,186,718
NET INVESTMENT LOSS	(997,086)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments transactions	118,557,115
Net change in unrealized depreciation on investments	(220,652,925)
NET REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS	(102,095,810)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,092,896)

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
OPERATIONS
Net investment loss	$(997,086)	$(1,470,174)
Net realized gains from investments	118,557,115	166,788,168
Net change in unrealized appreciation (depreciation) on investments	(220,652,925)	58,692,023
Net increase (decrease) in net assets resulting from operations	(103,092,896)	224,010,017

DISTRIBUTIONS TO SHAREHOLDERS
Distributed earnings:
Class A	(156,566,728)	(44,227,721)
Institutional Class	(14,457,651)	(11,172,975)
Class R6	(486,387)	(70,467)
	(171,510,766)	(55,471,163)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold:
Class A	22,095,175	32,140,436
Institutional Shares	7,078,526	31,792,980
Class R6	168,804	1,129,570
	29,342,505	65,062,986
Net asset value of shares issued upon reinvestment of distributions to shareholders
Class A	156,152,307	44,114,355
Institutional Shares	14,449,952	11,166,619
Class R6	486,387	70,467
	171,088,646	55,351,441
Payment for shares redeemed
Class A	(189,268,161)	(163,229,065)
Institutional Shares	(76,667,761)	(119,660,332)
Class R6	(1,919,614)	(3,336,162)
	(267,855,536)	(286,225,559)
Net decrease in net assets from capital share transactions	(67,424,385)	(165,811,132)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(342,028,047)	2,727,722

NET ASSETS
Beginning of year	600,561,696	597,833,974
End of year	$258,533,649	$600,561,696

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
CAPITAL SHARE ACTIVITY
Shares sold:
Class A	1,610,359	2,066,873
Institutional Class	492,324	1,861,724
Class R6	10,639	66,988
	2,113,322	3,995,585
Shares reinvested:
Class A	11,185,695	3,182,854
Institutional Class	991,081	782,524
Class R6	32,975	4,900
	12,209,751	3,970,278
Shares redeemed:
Class A	(16,018,619)	(10,442,589)
Institutional Class	(5,395,037)	(6,867,048)
Class R6	(138,999)	(224,736)
	(21,552,655)	(17,534,373)

Net (decrease) in shares outstanding	(7,229,582)	(9,568,510)
Shares outstanding, beginning of year	33,918,846	43,487,356
Shares outstanding, end of year	26,689,264	33,918,846

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
Class A

Selected Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended September 30,
	2022 (a)	2021	2020 (b)	2019	2018
Net asset value, beginning of year	$17.63	$13.67	$12.09	$13.61	$12.04

Income (loss) from investment operations:
Net investment income (loss) (c)	(0.03)	(0.04)	(0.03)	0.02	(0.01)
Net realized and unrealized gains (losses) on investments	(2.42)	5.37	2.93	(0.92)	2.66
Total from investment operations	(2.45)	5.33	2.90	(0.90)	2.65

Less distributions from:
Net investment income	—	—	(0.02)	—	(0.01)
Net realized gains	(5.50)	(1.37)	(1.30)	(0.62)	(1.07)
Total distributions	(5.50)	(1.37)	(1.32)	(0.62)	(1.08)

Net asset value at end of year	$9.68	$17.63	$13.67	$12.09	$13.61

Total return(d)	(23.47%)	41.67%	25.53%	(6.01%)	23.22%

Net assets at end of year (000’s)	$253,190	$518,096	$472,795	$507,351	$570,309

Ratio of total expenses to average net assets (e)	1.12%	1.09%	1.14%	1.20%	1.22%

Ratio of net expenses to average net assets (e)	1.11%	1.09%	1.14%	1.19%	1.22%

Ratio of net investment income (loss) to average net assets	(0.22%)	(0.28%)	(0.22%)	0.16%	(0.06%)

Portfolio turnover rate (f)	40%	31%	37%	51%	37%

(a)	Effective close of business on September 16, 2022, Class A shares of Delaware Growth Equity Fund were reorganized into Class A shares of Cantor Growth Equity Fund. See notes to the financial statements. The Class A shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	On October 4, 2019, Class A shares of First Investors Select Growth Fund were reorganized into Class A shares of Delaware Growth Equity Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Class A shares.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
Institutional Class

Selected Per Share Data for a Share Outstanding Throughout Each Year

	Years Ended September 30,
	2022 (a)	2021	2020 (b)	2019	2018
Net asset value, beginning of year	$18.18	$14.03	$12.38	$13.89	$12.23

Income (loss) from investment operations:
Net investment income (loss) (c)	(0.01)	(0.01)	0.01	0.06	0.04
Net realized and unrealized gains (losses) on investments	(2.54)	5.53	3.00	(0.94)	2.71
Total from investment operations	(2.55)	5.52	3.01	(0.88)	2.75

Less distributions from:
Net investment income	—	—	(0.06)	(0.01)	(0.02)
Net realized gains	(5.50)	(1.37)	(1.30)	(0.62)	(1.07)
Total distributions	(5.50)	(1.37)	(1.36)	(0.63)	(1.09)

Net asset value at end of year	$10.13	$18.18	$14.03	$12.38	$13.89

Total return(d)	(23.26%)	41.98%	25.88%	(5.74%)	23.74%

Net assets at end of year (000’s)	$5,305	$80,648	$121,478	$143,304	$194,554

Ratio of total expenses to average net assets (e)	0.85%	0.84%	0.89%	0.89%	0.83%

Ratio of net expenses to average net assets (e)	0.84%	0.84%	0.86%	0.88%	0.83%

Ratio of net investment income (loss) to average net assets	(0.04%)	(0.05%)	0.06%	0.50%	0.34%

Portfolio turnover rate (f)	40%	31%	37%	51%	37%

(a)	Effective close of business on September 16, 2022, Institutional Class shares of Delaware Growth Equity Fund were reorganized into Institutional Class shares of Cantor Growth Equity Fund. See notes to the financial statements. The Institutional Class shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	On October 4, 2019, Advisor Class shares of First Investors Select Growth Fund were reorganized into Institutional Class shares of Delaware Growth Equity Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Advisor Class shares.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value.

(e)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
Class R6

Selected Per Share Data for a Share Outstanding Throughout Each Year

	Years Ended September 30,
	2022 (a)	2021	2020 (b)	2019	2018
Net asset value, beginning of year	$18.34	$14.13	$12.46	$13.97	$12.29

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.01)	0.01	0.02	0.07	0.05
Net realized and unrealized gains (losses) on investments	(2.57)	5.57	3.02	(0.95)	2.72
Total from investment operations	(2.58)	5.58	3.04	(0.88)	2.77

Less distributions from:
Net investment income	—	—	(0.07)	(0.01)	(0.02)
Net realized gains	(5.50)	(1.37)	(1.30)	(0.62)	(1.07)
Total distributions	(5.50)	(1.37)	(1.37)	(0.63)	(1.09)

Net asset value at end of year	$10.26	$18.34	$14.13	$12.46	$13.97

Total return(d)	(23.20%)	42.12%	25.97%	(5.66%)	23.81%

Net assets at end of year (000’s)	$38	$1,818	$3,561	$4,044	$7,836

Ratio of total expenses to average net assets (e)	0.77%	0.76%	0.83%	0.80%	0.80%

Ratio of net expenses to average net assets (e)	0.76%	0.76%	0.79%	0.79%	0.80%

Ratio of net investment income (loss) to average net assets	(0.07%)	0.08%	0.12%	0.57%	0.35%

Portfolio turnover rate (f)	40%	31%	37%	51%	37%

(a)	Effective close of business on September 16, 2022, Class R6 shares of Delaware Growth Equity Fund were reorganized into Class R6 shares of Cantor Growth Equity Fund. See notes to the financial statements. The Class R6 shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	On October 4, 2019, Institutional Class shares of First Investors Select Growth Fund were reorganized into Class R6 shares of Delaware Growth Equity Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Institutional Class shares.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value.

(e)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	Organization

Cantor Select Portfolios Trust (“Trust”) was organized on December 16, 2021, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one series, Cantor Growth Equity Fund (the “Fund”), which is a separate, diversified series of the Trust.

On September 16, 2022, pursuant to an agreement and plan of reorganization (the “Reorganization”), the Delaware Growth Equity Fund (the “Predecessor Fund”), a series of Delaware Group Equity Funds IV, an unaffiliated registered investment company, transferred all of its assets and liabilities into the Fund. The Reorganization was accomplished by a tax-free exchange of 26,447,279 Class A shares, 562,134 Institutional Class shares and 3,736 Class R6 shares of the Predecessor Fund, valued at $272,905,087, $6,071,698 and $40,858, respectively, for the exact same number of shares of the Fund having the same value. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $279,017,643, including $50,417,794 of unrealized appreciation, $968,568 accumulated net investment loss, and $59,933,552 of accumulated realized losses. The Fund has succeeded to the accounting and performance history of the Predecessor Fund. The Predecessor Fund and the Fund had identical investment objectives and substantially similar principal investment strategies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Predecessor Fund commenced operations on October 25, 2000. The Predecessor Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds in a tax-free reorganization on October 4, 2019. As a result, the Predecessor Fund succeeded to the performance and accounting history of the First Investors Select Growth Fund.

The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three types of classes of shares: Class A Shares, Institutional Class Shares and Class R6 Shares. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses. Class A Shares charge a 5.75% front-end sales charge, distribution and service plan fees of 0.25%, and no contingent deferred sales charge on shares redeemed. Initial investment is $1,000. Institutional Class Shares and Class R6 have no front-end sales charge, no distribution or service plan fee, and no contingent deferred sales charge on shares redeemed. There are no minimum investments (except for shares purchased through an automatic investment plan) for Institutional Class Shares and Class R6 Shares. Class R6 shares do not pay for any service fees, sub-accounting fees, and /or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment advisor believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees (the “Board” or “Trustees”) and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments and other financial instruments based on the inputs used to value the investments and other financial instruments as of September 30, 2022, by security type:

Cantor Growth Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$254,796,986	$—	$—	$254,796,986
Money Market Funds	4,091,171	—	—	4,091,171
Total	$258,888,157	$—	$—	$258,888,157

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 investments held by the Fund as of or during the year ended September 30, 2022.

Share valuation — The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding.

Allocation between classes — Class accounting investment income, common expense, and realized and unrealized gain (loss) on investments are to the various classes of the Fund on the basis of daily net assets of each class. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expense relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to services fees, sub-accounting fees, and /or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes, if any, on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended September 30, 2022 and 2021 was as follows:

	Year	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Cantor Growth Equity Fund	09/30/22	$14,379,591	$157,131,175	$171,510,766
	09/30/21	$1,381,722	$54,089,441	$55,471,163

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2022:

Tax cost of portfolio investments	$230,269,566
Gross unrealized appreciation	$47,513,729
Gross unrealized depreciation	(18,895,138)
Net unrealized appreciation	$28,618,591
Undistributed long-term capital gains	67,974,774
Accumulated capital and other losses	(284,702)
Distributable earnings	$96,308,663

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing treatments of losses deferred due to wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Fund on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. Late year Ordinary Losses incurred after December 31 are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2022, the Fund deferred $284,702 in Qualified Late Year Ordinary Losses.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2022, the Fund decreased accumulated earnings by $34,649,775 and increased paid-in capital by $34,649,775. These reclassifications are due primarily to the tax treatment of operating losses and equalizations.

3.	Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were purchases of $185,219,631 and sales of $422,338,035 for the year ended September 30, 2022.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

The Fund’s investments are managed by Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.65% of its average daily net assets up to $500 million; 0.60% of the next $500 million of such assets; 0.55% of such assets $1.5 billion, and 0.50% on assets in excess of $2.5 billion. Prior to September 16, 2022, the investment advisor for the Predecessor Fund was Delaware Management Company (“Prior Advisor”), and the fee schedule was the same as described above.

The Advisor has entered into an Expense Limitation Agreement (“ELA”) with the Trust, pursuant to which the Advisor has agreed to waive management fees and /or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or Sub-Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and 0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively. This contractual arrangement is in effect through two years from the date of the Reorganization, September 16, 2022, unless terminated by the Board at any time. The ELA shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Advisor. Accordingly, during the period from the date of Reorganization the Advisor reduced its advisory fees and/ or paid expenses indirectly in the amount of $29,462. The Prior Advisor, subject to the same provisions as described above, reduced its advisory fees by $13,374.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Any waiver or reimbursement by the Advisor is subject to repayment by the Fund provided the Advisor continues to serve as investment advisor to the Fund and subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded.

As of September 30, 2022, the Advisor may seek recoupment of investment advisory fee reductions and expense reimbursements no later than September 30, 2025 in the amount of $29,462. Amounts waived by the Prior Advisor are not subject to recoupment.

The Fund’s sub-advisor is Smith Group Asset Management, LLC (the “Sub-Advisor”). Pursuant to the sub-advisory agreement with the Advisor, the sub-advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Advisor pays a sub-advisory fee based on the Fund’s daily net assets, at an annual rate of 0.20%.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides administration, fund accounting, and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities. The Predecessor Fund’s administration, fund accounting and transfer agent services provider was Delaware Investments Fund Services Company (“Prior Administrator”). During the year ended September 30, 2022, the Administrator and Prior Administrator earned fees of $12,835 and $77,159 for such services, respectively.

Ultimus Fund Distributors, LLC (“UFD”) serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares. UFD is an affiliate of Ultimus. The Predecessor Fund’s distributor was Delaware Distributors, L.P. and served as the national distributor for the Predecessor Fund’s shares under a Distribution Agreement. Delaware Distributors, L.P. was an affiliate of the Prior Advisor and bore all of the costs of promotion and distribution, except for payments by Class A shares under its Rule 12b-1 Plan. UFD is compensated by the Advisor (not the Fund) for acting as principal underwriter.

Pursuant to a distribution agreement and distribution plan, the Fund pays the distributor an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Certain officers of the Trust are also employees of Ultimus and the Advisor and such persons are not paid by the Fund for serving in such capacities.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $20,000, payable quarterly; annual payment of $5,000 for audit committee chair fee, payable quarterly, and reimbursement of travel and other expenses incurred in attending meetings. Prior to September 16, 2022, the Predecessor Fund was allocated a portion of Trustee fees and expenses as part of the Delaware Group Equity Funds IV Trust.

5.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2022, the following shareholders owned of record 25% or more of the outstanding shares of the Fund.

NAME OF RECORD OWNER	% Ownership
Class A
Matrix Trust Company (for the benefit of its customers)	31%
Institutional Class
Charles Schwab & Co Inc (for the benefit of its customers)	34%
Class R6
National Financial Services, LLC (for the benefit of its customers)	40%
Charles Schwab & Co Inc. (for the benefit of its customers)	60%

6.	Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2022, the Fund had 29.91% of its net assets invested in the Information Technology sector.

7.	Line of Credit

The Predecessor Fund was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Predecessor Fund had no amounts outstanding during the year ended September 30, 2022. Subsequent to the Reorganization, the Fund is no longer a party to the revolving line of credit.

CANTOR GROWTH EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8.	Securities Lending

The Predecessor Fund was a participant in a security lending agreement with The Bank of New York Mellon. During the year ended September 30, 2022, the Predecessor Fund had no securities on loan. Subsequent to the Reorganization, the Fund is no longer a party to the securities lending agreement.

9.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

10.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CANTOR GROWTH EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Cantor Growth Equity Fund and Board of Trustees of

Cantor Select Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cantor Select Portfolios Trust comprising Cantor Growth Equity Fund (the “Fund”) as of September 30, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2021, and prior, were audited by other auditors whose report dated November 17, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cantor Fitzgerald Investment Advisors, L.P. since 2021.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 29, 2022

CANTOR GROWTH EQUITY FUND
CHANGE IN INDEPENDENT AUDITOR (Unaudited)

For the fiscal year ended September 30, 2022, Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the Fund. The Predecessor Fund was audited by PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ended September 30, 2021 and September 30, 2020. In connection with the audit for the fiscal year ended September 30, 2021 and September 30, 2020, there were no disagreements between the Predecessor Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused it to make reference to the disagreements in its report on the financial statements for such period. In addition, there were no reportable events of the kind described in the Item 304(a)(1)(v) Regulation S-K under the SEC Act of 1934, as amended.

During the Fund’s fiscal year ended September 30, 2021 and September 30, 2020, neither the Trust nor anyone on its behalf consulted Cohen concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statement or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

CANTOR GROWTH EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust. Information concerning the Trustees and officers of the Trust is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The address of each Trustee and officer, unless otherwise indicated below, is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The Independent Trustees received aggregate compensation of $16,250 during the fiscal year ended September 30, 2022 for their services to the Trust. The Predecessor Fund’s independent trustees were paid $18,310.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Date of Birth: 1960	Independent Trustee	Since 4/22	Director, Prophet Asset Management (hedge fund) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-present)	2	CF Acquisition Corp VI (2021-present)
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 4/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present); Chief of Staff Products and Solutions and Managing Director, UBS Asset Management (2015-2018)	2	None

CANTOR GROWTH EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 4/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013- present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	2	ELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021- 2022); Cantor Futures Exchange L.P. (2016- 2021).
Interested Trustees
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 4/22	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	2	None
Other Officers
Zachary Richmond Year of Birth: 1980	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 4/22	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC (2019-present); Associate Vice President and Associate Director of Financial Administration, Ultimus Fund solutions, LLC (2015-2019)	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 4/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a

CANTOR GROWTH EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/22	Senior Compliance Officer, Northern Lights Compliance, LLC (2019-present); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 -2017).	n/a	n/a
Gary Cocco Year of Birth: 1982	Assistant Secretary	9/22	Assistant General Counsel and Senior Vice President, Cantor Fitzgerald Securities (2022-present); Director, Bank of America (February 2018 - February 2022); Vice President, Bank of America (2013 - February 2018).	n/a	n/a
Angela Simmons Year of Birth: 1975	Assistant Treasurer	4/22	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC (2015-present).	n/a	n/a

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-833-764-2266.

CANTOR GROWTH EQUITY FUND
ABOUT YOUR FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the partial period (September 19, 2022 through September 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Fund’s actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

CANTOR GROWTH EQUITY FUND
ABOUT YOUR FUND EXPENSES (Unaudited) (Continued)

		Beginning	Ending
		Account Value	Account Value		Expenses Paid
		April 1,	September 30,	Net	During
		2022	2022	Expense Ratio(a)	Period(b)
Cantor Growth Equity Fund
Class A Shares	Actual (c)	$1,000	$765.30	$0.39	1.16%
	Hypothetical (b)	$1,000	$1,019.26	$5.87	1.16%
Institutional Class	Actual(c)	$1,000	$775.10	$0.29	0.86%
	Hypothetical (b)	$1,000	$1,020.76	$4.36	0.86%
R6 Class	Actual (c)	$1,000	$775.50	$0.27	0.79%
	Hypothetical (b)	$1,000	$1,021.11	$4.00	0.79%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Advisor for the period beginning April 1, 2022 to September 30, 2022. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

(c)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by average account value over the period, multiplied by 14/365 (to reflect partial period). Information shown reflects values using the expense ratio for the period September 19, 2022 (date of reorganization) to September 30, 2022.

CANTOR GROWTH EQUITY FUND
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-833-764-2266. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Fund’s website www.growthequityfund.cantorassetmanagment.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-833-764-2266, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-833-764-2266, or on the SEC’s website at www.sec.gov.

PROXY VOTING RESULTS

A special meeting was held on July 22, 2022 to obtain shareholder approval for an Agreement and Plan of Reorganization between Delaware Group Equity Funds IV Trust, on behalf of the Predecessor Fund, and the Trust, on behalf of the Fund providing for: (i) the acquisition of all the assets and liabilities of the Predecessor Fund by the Fund in exchange for exchanging corresponding classes of shares of the Fund; (ii) the distribution of such classes of shares of the Fund to shareholders of the corresponding classes of the Predecessor Fund; and (iii) the liquidation and termination of the Predecessor Fund.

The results of this special meeting shareholder votes were as follows:

	Shares Voted	% of Voted Shares
For	17,448,670	87.22%
Against	1,460,243	7.30%
Abstain	1,095,337	5.48%

CANTOR GROWTH EQUITY FUND
FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended September 30, 2022, the Fund designated $192,501,437 as long-term gain distributions.

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. For Cantor Growth Equity Fund fiscal year 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

CANTOR GROWTH EQUITY FUND
ADVISORY AGREEMENT APPROVAL DISCLOSURE (Unaudited) (Continued)

Investment Advisory Agreement with the Advisor

In connection with the Board meeting held on April 6, 2022, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the “Investment Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Advisor regarding the nature, extent and quality of the services to be provided to the Fund by the Advisor, including an overview of the Advisor and the personnel that would perform services for the Fund. The Trustees reviewed the most recent Form ADV for the Advisor and considered the qualifications, background and responsibilities of the members of the Advisor’s portfolio management team who would oversee the day-to-day investment management and operations of the Fund.

Performance. The Trustees considered that the Advisor has not previously served as the investment Advisor to the Fund and, as such, does not have a record of prior performance of managing the Fund to submit at the Meeting. The Trustees also noted that the Advisor has historically acted as a “manager of managers” and reviewed the performance of the mutual funds advised by the Advisor through Flippin Bruce and Porter and the GIPS certified performance of the Advisor through Efficient Market Advisors. The Trustees concluded that based on the Fund’s investment strategy and the Advisor’s presentation, the Advisor had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed management fee for the Fund. They compared the Fund’s proposed fees, projected expenses and overall expense ratio to expense information for the Fund’s peer group, as presented by the Advisor, noting that the management fee and overall expense ratio for the Fund were slightly below peer group average, but slightly above the category average. The Trustees found that the proposed management fee rate appeared to be not unreasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Management Agreement.

Profitability. The Trustees considered the Advisor’s anticipated profitability. The Trustees considered that the Advisor has not previously served as the investment Advisor to the Fund, no record of profitability with respect to the Fund exists. The Trustees also took into account the Advisor’s estimated costs of managing the Fund and information provided by the Advisor regarding its financial condition.

CANTOR GROWTH EQUITY FUND
ADVISORY AGREEMENT APPROVAL DISCLOSURE (Unaudited) (Continued)

Economies of Scale. The Trustees considered whether the Advisor would realize economies of scale with respect to its management of the Fund.

Conclusion. The Trustees, having requested and received such information from the Advisor as it believed reasonably necessary to evaluate the terms of the proposed Management Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Management Agreement for an initial two-year term is in the best interests of the Fund and its shareholders.

Investment Sub-Advisory Agreement with the Sub-Advisor

In connection with the Board meeting held on April 6, 2022, the Board, including a majority of the Independent Trustees, discussed the approval of a sub-advisory agreement between the Advisor and the Sub-Advisor, with respect to the Fund (the “Investment Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.

In deciding on whether to approve the Investment Sub-Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Sub-Advisor regarding the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisor, including an overview of the Sub-Advisor and the personnel that would perform services for the Fund. The Trustees reviewed the most recent Form ADV for the Sub-Advisor and considered the qualifications, background and responsibilities of the members of the Sub-Advisor’s portfolio management team.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment Advisors, and applicable benchmark and category data. The Trustees noted the Fund had outperformed the benchmarks and category for the one year period. The Fund outperformed the S&P 500 benchmark and category for the 5 year and 10 year periods but underperformed the Russel 1000 Growth benchmark for those periods. The Trustees also considered the consistency of the Sub-Advisor’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Sub-Advisor’s experience managing the Fund, the Sub-Advisor’s historical investment performance, and other factors, the Board concluded that the Sub-Advisor had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed sub-advisory fee for the Fund. The Trustees noted that there were no other accounts managed by the Sub-Advisor to which to compare fees but that the Trustees had previously determined as part of its consideration of the advisory agreement with the Advisor that the

CANTOR GROWTH EQUITY FUND
ADVISORY AGREEMENT APPROVAL DISCLOSURE (Unaudited) (Continued)

overall advisory fee paid by Fund was not unreasonable in relation to the services provided. The Trustees found that the proposed sub-advisory fee rate appeared to be not unreasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Sub-Advisory Agreement.

Profitability. The Trustees considered the Sub-Advisor’s anticipated profitability. The Trustees also took into account the Sub-Advisor’s estimated costs of managing the Fund and information provided by the Sub-Advisor regarding its financial condition.

Conclusion. The Trustees, having requested and received such information from the Sub-Advisor as it believed reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Sub-Advisory Agreement for an initial two-year term is in the best interests of the Fund and its shareholders.

PRIVACY NOTICE
CANTOR SELECT PORTFOLIOS TRUST

FACTS	WHAT DOES CANTOR SELECT PORTFOLIOS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■    Social Security number and wire transfer instructions

■    account transactions and transaction history

■    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cantor Select Portfolios Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cantor Select Portfolios Trust share information?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE
CANTOR SELECT PORTFOLIOS TRUST

What we do
How does Cantor Select Portfolios Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Cantor Select Portfolios Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     Affiliates from using your information to market to you.

■     Sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of CSPT:

■     Northern Lights Compliance Services, LLC

■     The Ultimus Group, LLC

■     The Ultimus Group Intermediate, LLC

■     The Ultimus Group Midco, LLC

■     The Ultimus Group Management, Inc.

■     The Ultimus Group Employee, LLC

■     Ultimus Holdings, LLC

■     Ultimus Intermediary, LLC

■     Ultimus Fund Solutions, LLC

■     Ultimus Asset Services, LLC

■     Ultimus Fund Distributors, LLC

■     Unified Financial Securities, LLC

■     Ultimus Private Fund Solutions, LLC

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Investment Advisor
Cantor Fitzgerald Investment
Advisors, L.P.
110 East 59th Street
New York, NY 10022
www.cantor.com

Sub-Advisor
Smith Group Asset Management, LLC
100 Crescent Court Suite 1150
Dallas, TX 75201

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Custodian
UMB Bank, N.A.
928 Grand Blvd. 10th Floor
Kansas City, MO 64106

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Greenberg Traurig LLP
3333 Piedmont RD., NE Suite 2500
Atlanta, GA 30305

Officers
William Ferri, President
John Jones, Secretary
Zachary Richmond, Treasurer
James Ash, Chief Compliance Officer

Trustees
William Ferri, Chairman
Douglas Barnard
Ramona Heine
Louis Zurita

CGE-AR-22

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

(a)The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Douglas Barnard is“independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $15,000

Fiscal year ended 2021: $26,920

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $4,000

Fiscal year ended 2021: $5,075

Fees for 2022 and 2021 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(e)(1)The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include:

(i)	recommending to the Board the selection, retention or termination of the Trust’s independent auditors;
(ii)	reviewing with the independent auditors the scope, performance and anticipated cost of their audit;
(iii)	discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit;
(iv)	reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended September 30, 2022 and September 30, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)):

Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:

Not applicable

(a)(4) Change in the registrant’s independent public accountants:

Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99 Code ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certification required by Rule 30a-2(b) under the Act

Exhibit 99.IND PUB ACCT	Change in the registrant’s independent public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cantor Select Portfolios Trust

By (Signature and Title)*		/s/ William Ferri
William Ferri Principal Executive Officer

Date	12/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William Ferri
William Ferri Principal Executive Officer

Date	12/6/2022

By (Signature and Title)*		/s/ Zachary Richmond
Zachary Richmond, Treasurer and Principal Financial Officer

Date	12/6/2022

* Print the name and title of each signing officer under his or her signature.